Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-200831

BAILLIE GIFFORD FUNDS

Baillie Gifford Positive Change Equities Fund (the “Fund”)

Supplement dated July 6, 2020 to the Prospectus and the Statement of Additional

Information (“SAI”), each dated April 29, 2020

Beginning on or about September 30, 2020, the sole named Portfolio Managers of the Fund will be Kate Fox and Lee Qian. While the other three current Portfolio Managers, namely Julia Angeles, Kirsty Gibson, and William Sutcliffe are expected to continue to be involved with the investment process for the Fund’s strategy after that date, those individuals will no longer be considered to be primarily responsible for the day-to-day management of the Fund.  As those three individuals will therefore no longer be considered “portfolio managers” within the meaning of the relevant mutual fund disclosure requirements, the Prospectus and the SAI relating to the Fund are revised as of that date to remove all references to Julia Angeles, Kirsty Gibson, and William Sutcliffe as Portfolio Managers.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE